UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 22, 2019

HIGH DESERT HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-212527	46-3493034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

865 Tahoe Boulevard, Suite 302 Incline Village, Nevada 89451	89451
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code - (775) 298-2856

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

The registrant’s Board of Directors approved the dismissal of Michael Gillespie & Associates, PLLC (“MGAPLLC”) as the registrant’s independent registered public accounting firm, effective March 22, 2019, as described further below. As of the date of this report, the registrant has not yet determined MGAPLLC’s replacement as independent registered public accounting firm.

Michael Gillespie & Associates, PLLC’s audit reports for the years ended December 31, 2018 and 2017 on the registrant’s consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to audit scope or accounting principles. However, MGAPLLC’s audit reports included an explanatory paragraph about the uncertainty as to the registrant’s ability to continue as a going concern. At no point during the years ended December 31, 2018 and 2017 and the subsequent interim period through March 22, 2019 were there any “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the registrant and MGAPLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MGAPLLC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The registrant provided Michael Gillespie & Associates, PLLC with a copy of the disclosure set forth in this Item 4.01 and requested that MGAPLLC furnish the registrant with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made herein, each as required by the applicable rules of the SEC. A copy of such letter is attached hereto as Exhibit 16.1 to this report.

The registrant’s Board of Directors is actively seeking a replacement of MGAPLLC and expects to engage a successor independent registered public accounting firm to perform a review of its interim financial information for the quarter ended March 31, 2019.

Item 9.01 Financial Statements and Exhibits.

The exhibit index immediately following the signature page to this report is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of March 25, 2019.

HIGH DESERT HOLDING CORP.

By:	/s/ Mark A. Kersey
Mark A. Kersey
Chief Executive Officer

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Exhibit Index

Exhibit Number	Description
16.1	Letter dated March 23, 2019 from Michael Gillespie & Associates, PLLC

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